FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

Supplement dated January 21, 2026 to the

Statement of Additional Information for Investor Shares of the Fund

dated May 1, 2025, as amended September 3, 2025 (the “SAI”)

The Board of Trustees (the “Board”) of Fenimore Asset Management Trust (the “Trust”), which consists of FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (collectively, the “Funds”), has recently taken certain action with respect to the Board’s membership and governance arrangements, as follows:

1.	Effective December 31, 2025, Paul A. Keller retired from his position on the Board and as Chair of the Board, and, accordingly, all references regarding Mr. Keller are deemed to be deleted from the SAI effective as of that date.
2.	As a result of Mr. Keller’s retirement, the members of the Board have: (i) appointed Trustee Denise V. Gonick to serve as the new Chair of the Board; and (ii) appointed Trustee Kenneth R. Stoll to serve as Chair of the Trust’s Nominating and Governance Committee, succeeding Ms. Gonick in that role.
3.	In addition, effective as of January 1, 2026, the Board has established an Advisory Board and appointed Patrick W.D. Turley, Esq. to serve as a member of the Advisory Board. The Advisory Board members assist the Board in the Board’s oversight of the Funds’ management and operations, but Advisory Board members do not vote on any matters involving the Funds.

As a result of the establishment of the Advisory Board, the following disclosure is added to Page 16 of the Funds’ SAI at the end of the Section of the SAI titled “Board of Trustees and Officers”:

Advisory Board

The Board of Trustees has established an Advisory Board which assists the Board in its oversight of the Funds’ management and operations. Advisory Board members do not vote on any matters involving the Funds. Advisory Board members are compensated to the same extent as the members of the Board. Each Advisory Board member serves until his or her resignation, death or removal.

Information concerning the current Advisory Board membership is set forth below:

Name, Address, and Year of Birth	Position(s) Held With Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Advisory Board Member	Other Director- ships Held by Advisory Board Member During Past 5 Years
ADVISORY BOARD
Patrick W.D. Turley, Esq.* 384 North Grand St. Cobleskill, NY 12043 1961	Advisory Board Member Since January 1, 2026	Retired. Partner, Dechert LLP (law firm)	3	None

* Mr. Turley is considered to be an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Trust as a result of the fact that he previously served as a partner of Dechert LLP, the law firm that acts as legal counsel to the Trust, within the past two years.

** “Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

As Mr. Turley was appointed to the Advisory Board effective after the conclusion of the Funds’ most recently completed fiscal year, he did not receive any compensation during the Funds’ most recently completed fiscal year.

Investors should retain this supplement for future reference.